AXS Market Neutral Fund

Investor Class Shares: COGMX

Class I Shares: COGIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 23, 2024 to the Summary Prospectus dated December 19, 2024.

Important Notice Regarding Investor Class Shares

Upon the recommendation of AXS Investments LLC (the “Advisor”), the investment advisor to the AXS Market Neutral Fund (the “Fund”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Investor Class Shares into Class I Shares and the subsequent termination of the Fund’s Investor Class Shares. As a result, effective immediately, the Investor Class Shares of the Fund are closed to all new investment. The Fund’s Investor Class Shares will be converted into Class I Shares and subsequently terminated on or about January 10, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Investor Class Shares in the Prospectus and SAI will be deleted in their entirety. Shareholders converted into Class I Shares will not be subject to any applicable short-term redemption fee. Class I Shares of the Fund have a similar fee structure as the Investor Class Shares, except that the Class I Shares are not subject to a Rule 12b-1 distribution fee.

Please file this Supplement with your records.